UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 18, 2022

Cytokinetics, Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Oyster Point Boulevard, South San Francisco, California 94080

(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Today, May 18, 2022, Cytokinetics, Incorporated (the “Company” or “Cytokinetics”) and The ALS Association announced the continuation of their partnership in the fight against ALS. Cytokinetics is a sponsor of the 2022 ALS Roundtables, the National Advocacy Conference and the ALS Focus survey program. Cytokinetics is also a Platinum Level Sponsor for initiatives led by The ALS Association Golden West Chapter for people with ALS in the Bay Area.

In 2022, Cytokinetics will continue to support and participate in events and initiatives with The ALS Association focused in ongoing disease awareness and education, including the ALS Focus survey program, a patient and caregiver led survey program created to learn about individual experiences with ALS, the National Advocacy Conference and the 2022 ALS Roundtables, events during which patients, caregivers, industry, researchers, insurers and clinicians convene to discuss various topics of importance to the ALS community.

As a supporter of initiatives led by The ALS Association Golden West Chapter for over 10 years, Cytokinetics is upholding its commitment to the ALS community. These have included participation in local fundraising and awareness events, including California ALS Research Summit, Champions for Cures and Care, Napa Valley Ride to Defeat ALS and the Silicon Valley Walk to Defeat ALS, as well as active collaboration in ALS Awareness/Lou Gehrig Days with the San Francisco Giants.

About ALS

Amyotrophic lateral sclerosis (ALS) is a progressive neurodegenerative disease that afflicts approximately 20,000 people in the United States and a comparable number of patients in Europe. Approximately 5,000 new cases of ALS are diagnosed each year in the United States. The average life expectancy of an ALS patient is approximately three to five years after diagnosis and only approximately 10 percent of patients survive for more than 10 years. Death is usually due to respiratory failure because of diminished strength in the skeletal muscles responsible for breathing. Few treatment options exist for these patients, resulting in a high unmet need for new therapies to address functional deficits and disease progression.

About The ALS Association

The ALS Association is the only national nonprofit organization fighting ALS on every front. By leading the way in global research, providing assistance for people with ALS through a nationwide network of chapters, coordinating multidisciplinary care through certified clinical care centers, and fostering government partnerships, the Association builds hope and enhances quality of life while aggressively searching for new treatments and a cure. For more information about The ALS Association, visit our website at www.als.org.

About the Golden West Chapter of The ALS Association

The Golden West Chapter of The ALS Association serves people with ALS and their families in 31 counties throughout California and in the state of Hawaii, with the goal of advancing the search for effective treatments and cures for ALS. The ALS Association Golden West Chapter is proud to have earned a Four-Star rating from Charity Navigator, America’s largest independent charity evaluator for eight consecutive years. This is the highest rating possible in recognition of the Chapter’s ongoing commitment to sound fiscal management, accountability and transparency. For more information about ALS and the Golden West Chapter, please visit www.alsagoldenwest.org and follow @alsagoldenwest on social media channels.

About Cytokinetics

Cytokinetics is a late-stage biopharmaceutical company focused on discovering, developing and commercializing first-in-class muscle activators and next-in-class muscle inhibitors as potential treatments for debilitating diseases in which muscle performance is compromised. As a leader in muscle biology and the mechanics of muscle performance, the company is developing small molecule drug candidates specifically engineered to impact muscle function and contractility. Cytokinetics is readying for the potential commercialization of omecamtiv mecarbil, its cardiac muscle activator, following positive results from GALACTIC-HF, a large, international Phase 3 clinical trial in patients with heart failure. Cytokinetics is also developing aficamten, a next-generation cardiac myosin inhibitor, currently the subject of SEQUOIA-HCM, the Phase 3 clinical trial of aficamten in patients with symptomatic obstructive hypertrophic cardiomyopathy (HCM). Aficamten is also being evaluated in non-obstructive HCM in Cohort 4 of the Phase 2 clinical trial, REDWOOD-HCM. Cytokinetics is also developing reldesemtiv, an investigational fast skeletal muscle troponin activator, currently the subject of COURAGE-ALS, a Phase 3 clinical trial in patients with amyotrophic lateral sclerosis (ALS). Cytokinetics continues its over 20-year history of pioneering innovation in muscle biology and related pharmacology focused to diseases of muscle dysfunction and conditions of muscle weakness.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the "Act"). Cytokinetics disclaims any intent or obligation to update these forward-looking statements and claims the protection of the Act's Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements relating to Cytokinetics' and its partners' research and development activities of Cytokinetics’ product candidates. Such statements are based on management's current expectations, but actual results may differ materially due to various risks and uncertainties, including, but not limited to the risks related to Cytokinetics' business outlined in Cytokinetics' filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and Cytokinetics' actual results of operations, financial condition and liquidity, and the development of the industry in which it operates, may differ materially from the forward-looking statements contained in this press release. Any forward-looking statements that Cytokinetics makes in this press release speak only as of the date of this press release. Cytokinetics assumes no obligation to update its forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date: May 18, 2022	By:	/s/ Ching Jaw
Ching Jaw
Senior Vice President, Chief Financial Officer